American AAdvantage Mileage Funds
 Supplement dated June 1, 1998 to the Prospectus dated March 1, 1998

The third paragraph under "INVESTMENT ADVISERS" on page 23 is modified to read as follows:

     Michael W. Fields is responsible for the day-to-day portfolio management of the Short-Term Bond Fund and its corresponding Portfolio, as well as the portion of the Intermediate Bond Fund and its corresponding Portfolio allocated to the Manager. Mr. Fields has been with the Manager since it was founded in 1986 and serves as Vice President-Fixed Income
Investments.